Exhibit 99.2
   Investor Presentation  December 2021

 Disclaimer  This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the “Business Combination”) between North Mountain and Corcentric and the related transactions and for no other purpose. To the fullest extent permitted by law, in no circumstances will North Mountain, Corcentric or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, investment banks, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither North Mountain nor Corcentric has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of North Mountain, Corcentric or the Business Combination. Viewers of this presentation should each make their own evaluation of North Mountain and Corcentric, and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. In addition, this presentation is not, and does not purport to be, an appraisal of the securities, assets or business of North Mountain, Corcentric or any other entity. North Mountain and Corcentric reserve the right to amend or replace this presentation at any time but none of North Mountain, Corcentric, their subsidiaries, affiliates, legal advisors or financial advisors shall have any obligation to update or supplement any content set forth in this presentation or otherwise provide any additional information to the recipient should circumstances, or management’s estimates or opinions, change or any information provided in this presentation become inaccurate. The statements in this presentation, including all forward-looking statements, should not be relied upon as representing North Mountain and Corcentric’s assessments as of any date subsequent to the date of this presentation.Use of ProjectionsThis presentation contains financial forecasts for Corcentric with respect to certain financial results for Corcentric’s fiscal years 2021 through 2023. Neither North Mountain’s nor Corcentric’s independent auditors have not audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Corcentric or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Since the projections cover multiple years, such information by its nature becomes less reliable with each successive year.Non-GAAP Financial MeasuresThe financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, prospectus or other document to be filed or furnished by North Mountain or Corcentric with the SEC. Some of the financial information and data contained in this presentation, such as EBITDA, EBITDA CAGR, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted gross profit, Adjusted gross profit margin, Adjusted revenue and Adjusted revenue growth have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). North Mountain and Corcentric believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Corcentric’s financial condition and results of operations. North Mountain and Corcentric believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Corcentric’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Corcentric’s financial statements. Given the inherent uncertainty regarding projections, projected non-GAAP measures have not been reconciled back to the nearest GAAP measure. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. You should review North Mountain’s and Corcentric’s audited financial statements, which will be included in the preliminary and definitive proxy statements and registration statement relating to the Business Combination. Please refer to the Appendix for a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.TrademarksThis presentation contains trademarks, service marks, trade names and copyrights of North Mountain, Corcentric and other companies, which are the property of their respective owners.  1

 Disclaimer (continued)  Forward-Looking StatementsCertain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination, the estimated or anticipated future results and benefits of the combined company following the Business Combination including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of North Mountain’s and Corcentric’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of North Mountain and Corcentric. These statements are subject to a number of risks and uncertainties regarding Corcentric’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, ability to meet the closing conditions to the Business Combination, including approval by stockholders of North Mountain and Corcentric on the expected terms and schedule and the risk that regulatory approvals required for the Business Combination are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the Business Combination; failure to realize the benefits expected from the proposed Business Combination; a decline in the price of our securities following the Business Combination if it fails to meet the expectations of investors or securities analysts; the amount of redemption requests made by North Mountain’s public stockholders; the ability of North Mountain or the combined company to issue equity or equity-linked securities in connection with the Business Combination or in the future; the effects of pending and future legislation; risks related to disruption of management time from ongoing business operations due to the proposed Business Combination; business disruption following the Business Combination; risks related to the impact of the COVID-19 pandemic on the financial condition and results of operations of North Mountain and Corcentric; risks related to North Mountain’s or Corcentric’s indebtedness; other consequences associated with mergers, acquisitions and divestitures and legislative and regulatory actions and reforms; Corcentric’s ability to maintain its current rate of growth; adjusting Corcentric’s cost structure to quickly reflect changes in revenues; maintenance and renewal of customer contracts and subscriptions; competition in the software and payments solutions industries; Corcentric’s ability to raise additional capital; reliance on Corcentric’s relationships with service providers and suppliers; the successful integration of potential targets, products, or technologies; Corcentric’s ability to improve its operational, financial, and management controls; Corcentric’s failure to offer high-quality customer support; Corcentric’s ability to maintain its revenues and margins while offering discounts for its private commerce network buyers and suppliers; Corcentric’s failure to maintain and enhance awareness of its brand; Corcentric’s failure to maintain contracts with private commerce network solutions buyers and suppliers; increased costs associated with being a public company; the unpredictable sales cycles of Corcentric’s end markets; risks associated with Corcentric’s brokerage activities as sellers of capital equipment; cybersecurity incidents; ability to prevent fraudulent activities by Corcentric’s customers, employees or other third parties; potential interruptions or delays in third party services; protection of proprietary rights; intellectual property infringement, data protection, and other losses; compliance with federal, state, and local laws as well as statutory and regulatory requirements; risks of implementing controls and procedures required for public companies following the Business Combination; and the ability of Corcentric or the combined company to issue equity or equity-linked securities with the proposed business combination or in the future; and those factors discussed in North Mountain’s Form 10-K/A for the year ended December 31, 2020 under Risk Factors in Part I, Item 1A and other documents of North Mountain filed, or to be filed, with the SEC.If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that North Mountain or Corcentric presently do not know or that North Mountain or Corcentric currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide North Mountain’s and Corcentric’s expectations, plans or forecasts of future events and views as of the date of this presentation. North Mountain and Corcentric anticipate that subsequent events and developments will cause their assessments to change. However, while North Mountain or Corcentric may elect to update these forward-looking statements at some point in the future, North Mountain and Corcentric specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing North Mountain’s or Corcentric’s assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.Important Additional Information and Where to Find It In connection with the contemplated Business Combination, North Mountain intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a proxy statement/prospectus. Additionally, North Mountain will file other relevant materials with the SEC in connection with the Business Combination. A definitive proxy statement/final prospectus will also be sent to the stockholders of North Mountain, seeking any required stockholder approval. This presentation is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that North Mountain will send to its stockholders. Before making any voting or investment decision, investors and security holders of North Mountain are urged to carefully read the entire Registration Statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC as well as any amendments or supplements to these documents, because they will contain important information about the Business Combination. Stockholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s web site at www.sec.gov. In addition, the documents filed by North Mountain may be obtained free of charge from North Mountain at www.nmmergercorp.com. Alternatively, these documents, when available, can be obtained free of charge from North Mountain upon written request to North Mountain Merger Corp., 767 Fifth Avenue, 9th Floor, New York, NY, 10153, ATTN: Secretary, or by calling (646) 446-2700. The information contained on, or that may be accessed through, the websites referenced in this presentation is not incorporated by reference into, and is not a part of, this presentation.Participants in the Solicitation North Mountain, North Mountain’s sponsor and Corcentric and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of North Mountain, in connection with the proposed Business Combination. Information regarding North Mountain’s directors and executive officers is contained in North Mountain’s Annual Report on Form 10-K/A for the year ended December 31, 2020 and its Quarterly Report on Form 10-Q for the quarterly period September 30, 2021, which are filed with the SEC. Additional information regarding the interests of those participants, the directors and executive officers of Corcentric and other persons who may be deemed participants in the Business Combination may be obtained by reading the Registration Statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described above.No Offer or SolicitationThis presentation is for informational purposes only and shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination. This presentation shall also not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale, issuance or transfer of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.  2

North Mountain overview

Who we are and what we offer

Proprietary sourcing channels and **leading industry relationships** with strategic corporates and financial sponsors

Strong track record of **identifying** and **sourcing transactions** with proven **playbook of value creation**

Extensive public company experience at CardConnect and First Data

$132mm equity capital raised in September 2020 via a listing on the Nasdaq

Anchor investors and significant portion of **committed capital from long-term investors**

Execution and structuring capability within the Financial Technology sector

NMMC is an Ideal Partner for Corcentric

NMMC Management Team Led Billtrust to Success

- Successful Billtrust de-SPAC
  - Announced combination with Billtrust in October 2020
  - Pro forma enterprise value of $1.3B, equal to 10.5x 2021 multiple
  - 1-day post announcement price impact: **15.6%**
- Completed successful follow-on offering of $127mm[1] on 06/30/2021
- Billtrust is a **leading provider of cloud-based software and integrated payment processing solutions** that simplify and automate B2B commerce
- Billtrust provides **mission-critical solutions that automate accounts receivable workflows.** Solutions span credit decisioning and monitoring, online ordering, invoicing, cash application and collections
- **Huge TAM with strong tailwinds in B2B commerce** and electronic billing and payments billtrust

100%+
Net dollar retention

$49B+
Total Payment Volume

1,800+
Clients in the mid-market enterprise space across various industries

$1T+
Invoice dollars processed, reflecting large total addressable market

CardConnect Stock Price Performance

NMMC Management Team Led CardConnect to Success



CCN outperforms the S&P 500 by +30% over ~1 year
First Data Corp. announces acquisition of CardConnect for $15.00 per share
CardConnect 52.5%
CardConnect announces merger with FinTech Acquisition Corp
CardConnect merger completed
S&P 500 20.4%
Mar 16
May 16
Aug 16
Nov 16
Jan 17
Apr 17
Jun 17

corcentric

Note: FactSet data as of December 3, 2021
(1) Includes executed greenshoe on 7/01/2021

3

Transaction summary

Corcentric



Doug Clark
Founder, CEO, and Chairman



Matt Clark
President and COO



Tom Sabol
CFO



Mark Joyce
EVP and Chief Accounting Officer

North Mountain Merger Corp.



Chuck Bernicker
CEO, President, and Director



Nick Dermatas
CFO and Secretary

Transaction highlights

Overview
- North Mountain Merger Corp. (NASDAQ: NMMC) is a publicly-listed special purpose acquisition company with $132mm in cash
- $50mm PIPE is being raised in support of the transaction

Valuation
- Pro forma enterprise value of $1,200mm, which represents 8.1x 2022E adjusted revenue of $149mm

PF Capital Structure
- Implied market cap[1]: $1,101mm
- Debt: $146mm[2]
- Cash: $48mm[2]

Ownership[1]
- 81.1% existing shareholders; 14.4% SPAC public shareholders and founder shares; 4.5% PIPE investors

Note: Figures may not sum due to rounding. (1) Includes 89.3mm Corcentric shares, 13.2mm NMMC common shares, 5.0mm PIPE shares, and 2.6mm NMMC sponsor shares (excludes 2.1mm NMMC sponsor shares subject to price vesting conditions); Excludes tranches subject to time triggers and early price releases; (2) Includes Corcentric existing cash of $18mm and existing debt of $146mm as of 6/30/2021 corcentric 4

 Our mission is to transform how businesses purchase, pay, and get paid      5

Corcentric at a glance

Platform Overview

WHAT WE DO

Source-to-Pay (S2P)

Order-to-Cash (O2C)

Proprietary B2B Payments Network

HOW WE DO IT


Software
Payments
Advisory services

BUSINESS OUTCOMES DELIVERED

- + Enable growth
- + Optimize working capital
- + Increase EBITDA
- + Enhance visibility
- + Increase business agility
- + Minimize risk

By the Numbers

SCALE

2,500+	$100B+	$140B+
Customers and growing	Platform transaction volume	Estimated global B2B software & services revenue opportunity[1]

PERFORMANCE

$149M	27%	113%
2022E adj. revenue	2022E adj. revenue growth	Dollar-based net retention[2]

PROFITABILITY

69%	28%	49%
2022E adj. gross margin	2022E adj. EBITDA margin	2021F – 2023E adj. EBITDA CAGR

corcentric

Note: Adjusted revenue, adjusted gross margin, and adjusted EBITDA margin are non-GAAP metrics. Definitions and reconciliations are provided in the appendix
(1) Derived by multiplying the number of large and mid-size enterprise companies per Dun & Bradstreet by average total revenues (excluding payments revenues) per customer; data as of 6/21/21
(2) Figure represents FY 2021 estimates

6

Our experienced, founder-led management team



Doug Clark
Founder, CEO, and Chairman



Matt Clark
President and COO



Tom Sabol
CFO



Mark Joyce
EVP and Chief Accounting Officer



Fritz Smith
Chief Revenue Officer

IHS Markit



Ed Benack
Chief Customer Officer

cvent Microsoft MONSTER



Manish Jaiswal
Chief Product Officer

SAP ARIBA



Sunil Padiyar
Chief Technology Officer

CBRE | facilitysource SALES LOGIX

corcentric
7

The B2B commerce industry is massive

We are early adopters of payment solutions with $100B+ in transaction volume on our network today

Estimated global B2B software & services revenue opportunity[2]

$2B+ embedded whitespace opportunity[3]

$149M
corcentric 2022E adj. revenue



$120T+
B2B transaction volume globally[1]
$140B+
Source-to-Pay (S2P) +
Order-to-Cash (O2C)

corcentric

Note: Adjusted revenue is a non-GAAP metric. Definition and reconciliation are provided in the appendix
Source: (1) Visa Investor Day Presentation (2020); available at https://s1.q4cdn.com/050606653/files/doc_presentations/2020/02/Visa-Inc-2020-Investor-Day-Full-Presentation.pdf; (2) Derived by multiplying the number of large and mid-size enterprise companies per Dun & Bradstreet by average total S2P and O2C revenues per customer; data as of 6/21/21; (3) Calculated by multiplying 2,500 customers by the revenue opportunity for a fully engaged customer and then subtracting 2021E revenue, whitespace includes payments revenue opportunity; reference slide 12

8

 9        Corcentric addresses the entire B2B value chain    Focus  O2C  S2P (Procurement & AP)O2C (AR)  AP / AR  S2P  End market  Enterprise / Mid-market  Enterprise / Mid-market  SMBs  Enterprise   Integrated payments  Core competency    Early days  Customers  1,800+4  2,500+  115,6003  2,000+1  Source: (1) Coupa Investor Presentation (June 2021); (2) Avidxchange press release (August 13, 2021); (3) Bill.com FY21 Q3 10Q; (4) Billtrust FY20 10K; (5) Visa Investor Day Presentation (2020); available at https://s1.q4cdn.com/050606653/files/doc_presentations/2020/02/Visa-Inc-2020-Investor-Day-Full-Presentation.pdf; (6) Coupa S-1, 4/03/2017; (7) Avidxchange S-1, 9/17/2021; (8) Bill.com S-1, 12/12/2019  AP  Mid-market    7,000+2  Transaction volume opportunity  $120T volume5  $120T+ volume5  $9T volume8  $13T volume6  $25T volume7  

CFOs face unique challenges

Poor Cash Flow Management

Complexities in B2B payments, including opaqueness in each step along the value chain, results in companies **mismanaging cash flow**

Inefficient Legacy Systems & Processes

40%+[1] of B2B transaction volume is still processed through **paper checks,** which is manual, expensive, and prone to error

Proliferation of Point Solutions

Proliferation of point solutions result in **the need to purchase many systems and solutions** that come with high costs and poor integration

Complex Integration Requirements

Hundreds of available accounting and reporting systems pose **business and integration challenges**

High Costs

Traditional B2B payments represent a **staggering proportion of expenses** that directly eat into company bottom lines corcentric

(1) PMNTS.com "Deep Dive: Why Paper Checks Still Factor Into B2B Firms' Payment Optimization Plans" (2021)

10

 11  Corcentric’s value proposition  Corcentric’s end-to-end software & payment solutions automate B2B processes and…  3  1  Generates high customer ROI  2  Drives operational improvement  Optimizes working capital and cash flow  …deliver a compelling value proposition to its customers  1  Sourcing    1  Sourcing  2  PO Creation  3  PO Acceptance  5  Receipt of Goods  4  Shipment of Goods  7  Invoice Acceptance  6  Invoice Disbursement  8  Payment Disbursement  9  Payment Acceptance  11  Reconciliation  10  Cash Application  450K+BUYERS  1.4M+SUPPLIERS                                                                                                                              Source: Management reporting

Unparalleled monetization across the B2B value chain

Corcentric leverages a combination of software, payments and advisory services…

ADVISORY	SOFTWARE				PAYMENTS			
S2P	S2P	S2P	S2P	O2C	S2P / O2C	O2C	O2C	O2C
Sourcing	eSourcing / Contracting	Procurement	AP Automation	Invoicing / e-Billing	Payment Solutions	Supply Chain Financing	Collections / Credit Mgmt	Cash Application

Illustrative economics:

Advisory Services
~$100,000 / year

+

SaaS Subscription
Source to Pay
~$150,000 / year

+

SaaS Subscription
Order to Cash
~$100,000 / year

+

Payments
(Multiple Modalities)
~250 bps of volume

…to fully monetize each buyer / supplier transaction, providing multiple "bites at the apple" that others are unable to manage corcentric Source: Management reporting 12

Source-to-Pay solutions


Sourcing
Supplier Management
Analytics
Contract Lifecycle Management
Software
Payments
Advisory services
Source-to-Pay Solutions
Procurement
Payments + Financing
Invoice Management
Financial Management

Analytics
Uncover insights that drive smarter spend decisions

Sourcing
Improve supplier selection and drive savings

Supplier Management
Build stronger supplier relationships and manage risk

Contract Lifecycle Management
Automate the entirety of a contract lifecycle

Procurement
Control spend and improve compliance

Invoice Management
Automate invoice processing

Financial Management
Improve spend management and reporting

Payments + Financing
Automate multimodal payment disbursement

corcentric
13

Order-to-Cash solutions


Invoicing
+ eBillling
Credit
Management
Dispute
Management
Collections
Management
Software
Payments
Advisory services
Order-to-Cash
Solutions
Cash
Application
Analytics
Supply Chain
Financing
Managed AR
Services

Credit Management
Assess and issue lines of credit

Invoicing + eBilling
Automate invoice creation and distribution

Dispute Management
Dispute, resolve, and mitigate issues

Collections Management
Employ best-practice collection processes

Cash Application
Streamline payment collection and reconciliation

Supply Chain Financing
Set flexible payment terms

Managed AR Services
Fully outsource AR management

Analytics
Uncover actionable insights on O2C and payments

corcentric
14

Proprietary B2B payments network of buyers and suppliers



$100B+
Platform transaction volume
Multi-modal Payments
Source-to-Pay
S2P Software
O2C Software
Order-to-Cash
Multi-modal Payments
450K+
BUYERS
1.4M+
SUPPLIERS

Connecting **Source-to-Pay** and **Order-to-Cash** creates a powerful flywheel effect corcentric
Source: Management reporting
15

Built on an integrated, modern technology stack

TECHNOLOGY SOLUTIONS

Source-to-Pay (S2P)	Proprietary B2B payments network	Order-to-Cash (O2C)

TECHNOLOGY ARCHITECTURE

Cloud native	Multi-tenant	Single code base

PERCONA · redis · elasticsearch · mongoDB · php · graylog · python · docker · Linux · HTML CSS JS · MySQL · node · amazon web services · SC · ZABBIX

Integration Partners

ERPs	3rd Party networks
ORACLE, NETSUITE, SAP, QAD, Microsoft Dynamics, LAWSON, sage	numen, READSOFT, SAP Ariba, coupa, BEROE, TRADESHIFT, salesforce, ecovadis, dun & bradstreet
Ability to serve as a single pane of glass over multiple ERP solutions	Network of networks created via integrations with suppliers and buyers

KEY DIFFERENTIATORS

- + Multi-tenant architecture with single code base
- + Platform-as-a-Service with apps
- + Robust Extension Framework as part of the core platform
- + Unique way to manage applications using AWS and an online builder
- + No-code low-code app framework
- + Full service-oriented architecture (restful APIs)
- + Business Innovation Lab focused on disruptive technologies like AI / ML and blockchain corcentric
16

Blue chip customer base and significant embedded whitespace opportunity

Top 100 Customers by End Market



Other
17%
Manufacturing
34%
Finance
3%
Food/Beverage
5%
Transportation
6%
Distribution
6%
Healthcare
14%
Consumer/Retail
15%

KEY STATS

2,500+
total customers

113%
Dollar-based net retention[1]

$100B+
Platform transaction volume

$2B+
Total whitespace[2]

corcentric

Source: (1) Figure represents FY 2021 estimates; (2) Calculated by multiplying 2,500 customers by the revenue opportunity for a fully engaged customer and then subtracting 2021E revenue, whitespace includes payments revenue opportunity

17

S2P case study

Added corcentric solution in March 2020

Fortune 500 global chemical and ingredients distributor

CHALLENGES

- Large tail spend
- Limited visibility into supplier contracts and end user compliance
- Lean sourcing and procurement team
- Decentralized procurement activities
- Limited subject matter expertise

SOLUTION

Customer

↑

Spend analysis and procurement / AP workflows

↓

corcentric

↑

Automatically distributed POs and matched all incoming invoices

↓

Supplier

IMPACT

$6.5M realized savings

$300M in spend reviewed and addressed

4x ROI

50+ workflows and processes impacted

138 North American production sites serviced

Global Deployment plans are underway

corcentric

18

O2C case study

Added corcentric solution in August 2018

One of the world's largest tire and rubber companies

CHALLENGES	SOLUTION	IMPACT

CHALLENGES

- Enrollment delays
- Slow response times
- Poor customer experience
- Decrease in sales

SOLUTION

O2C Customer

↑ Improvement and management of billing, credit and AR services ↓

corcentric

↑ Analyzed supplier data and assessed credit risk ↓

Supplier

IMPACT

>10% Sales increase

Visibility into consumer spend and behavior increased

DSO Decreased significantly

Working Capital enhanced materially

Customer Complaints reduced substantially

Customer Engagement improved considerably

corcentric 19

O2C + S2P case study

DAIMLER

Added corcentric solution in February 2012

Fortune 500 and one of the leading global suppliers of premium and luxury cars and commercial vehicles

CHALLENGES	SOLUTION	IMPACT

CHALLENGES

- Refining billing and support services across Daimler's vast dealer network
- Enabling e-invoicing
- Finding the right partner to manage billing and collections

SOLUTION

DAIMLER

↑

Enhanced invoice capabilities and support services

↓

corcentric

↑

Validating supplier data for payments

↓

Supplier

IMPACT

59% DSO reduction	**17.6k** unique connections between dealer and buyer ERP & POS systems	**86%** decrease in disputes
Invoice processing substantially increased	**Double-digit** growth in revenues realized	**Customer** acquisition and retention improved significantly corcentric

20

         Go-to-market strategy        Make the sale  Implement the solution  Foster customer satisfaction  Drive retention / renewals  Sell  Deliver  Delight  Support  Platform-based salesTeams organized by vertical and customer size  Point solutionBroader customer reach    Note: Bookings data based on 2021 YTD as of 8/26/21  Direct sales (85% Bookings)  Indirect sales (15% Bookings)                      CUSTOMER              21        Payment partners  Integration partners  Technology partners                                  Referrals  Partners  Resell          Strong network effect sales modelPayments as a core competency enables cross-sell and upsell into O2C and S2P solutions  Cost effective customer acquisition strategyHigher margin

Significant opportunity to monetize the $100B+ of transaction volume on our platform

$100B+
Corcentric platform transaction volume

$3B+
Monetized transaction volume in 2021E

MONETIZATION METHODS

SOURCE-TO-PAY

Automate AP payment disbursement across payment types

- Supply chain financing
- Virtual card
- Enhanced ACH
- Aggregate purchasing

ORDER-TO-CASH

Optimize cash flow and streamline AR payment acceptance

- Supply chain financing
- Merchant acquiring
- Enhanced ACH

corcentric
22

Multiple vectors driving growth and upside

Massive Cross-Sell Opportunity
$2B+
Whitespace opportunity

Payments Monetization
3%
Of existing transaction volume monetized

Win New Customers
15
Sales efficiency[1]

International Expansion
12
Countries served today

Strategic M&A
3
Acquisitions in last 3 years

New Products & Innovation
87
R&D team members

Note: Data as of June 17, 2021. (1) Corcentric tracks sales efficiency as a function of Business Development Representative (BDR) productivity; [1] BDR is able to close ~15 new logos annually

23

   Financial overview

 25  Financial highlights  $149M2022E adj. revenue  27%2022E adj.revenue growth  113%Dollar-based net retention1  69%2022E adj. gross margin  28%2022E adj. EBITDA margin                            Note: Adjusted revenue, adjusted gross margin, and adjusted EBITDA margin are non-GAAP metrics. Definitions and reconciliations are provided in the appendix(1) Figure represents FY 2021 estimates              Significant scale  Rapid growth  High retention  High gross margins  Attractive profitability

Our revenue model

SOFTWARE

- Tiered subscription pricing
- Contracted recurring revenue
- Evergreen contracts



31%
2020A revenue

PAYMENTS

- Per transaction processing fees
- Based on either a percentage of dollar volume or a fee per number of electronic transactions
- Multiple monetization methods drive a premium take rate



49%
2020A revenue

ADVISORY SERVICES

- Fees from implementations and consulting services
- Generally charged on per project or hourly rate



20%
2020A revenue

corcentric
26

 27    Strong underlying operating metrics driving top line growth  +1,137bps  Total monetized transaction volume ($M)  Dollar-based net revenue retention  Note: 2019 dollar-based net revenue retention analysis includes only revenues from Cor360 and CorConnect(1) “F” refers to forecasted management case  51%  1

 28  71%  69%  31%  27%  24%  67%  Margins  Substantial investments in organic and inorganic opportunities to capture the significant market opportunity    Compelling financial profile  2020  2019  2021F  $101  $100  $117  +20%        Advisory  Payments  Software  Adjusted revenue ($M)  Adjusted EBITDA ($M)  Adjusted gross profit ($M)  Note: All figures presented here are non-GAAP metrics. Definitions and reconciliations are provided in the appendix  16%  13%  4%

 29    Adjusted EBITDA ($M)  Adjusted gross profit ($M)  Financial projections  67%  69%  73%  24%  28%  33%  27%  CAGR  33%  CAGR  49%  CAGR  Note: All figures presented here are non-GAAP metrics. Definitions and reconciliations are provided in the appendix  Adjusted revenue ($M)  Margins

 0  Adjusted revenue 2023E  Adjusted revenue 2020A  Business mix evolution    Software and payments revenues are recurring or re-occurring in nature  81%  Recurring or re-occurring revenue    85%    Source: Management reporting  Recurring or re-occurring revenue

 31  Medium-term operating model    Adj. Revenue growth  Adj. EBITDA margin  35%+  25%+  Adj. gross margin  70%+  Note: 3-year targets; All figures presented here are non-GAAP metrics. Definitions and reconciliations are provided in the appendix                  Non-GAAP measures    Target %

   Transaction highlights

Transaction summary

Transaction highlights

- Pro forma enterprise value of $1.2bn
  - 2022E revenue multiple of 8.1x
- Corcentric shareholders to receive $1,013mm
  - $893mm in rollover equity and $120mm in secondary proceeds
- $50mm PIPE investment into Corcentric in connection with the merger
- Corcentric to receive $30mm in primary proceeds to fund growth[1]
- North Mountain Merger Corp. to receive 1 of 7 board seats

Sources

($mm)	
Corcentric Rollover Equity	$893
NMMC Cash in Trust[1]	$132
PIPE Proceeds	$50
Total Sources	**$1,075**

Uses

($mm)	
Corcentric Rollover Equity	$893
Secondary Proceeds	$120
Cash to Balance Sheet	$30
Estimated Transaction Expenses[2]	$32
Total Uses	**$1,075**

Pro forma capitalization (at $10.00 per share)[3]

($mm)	
Implied Pro Forma Equity Value[3]	$1,101
Pro Forma Debt[4]	$146
Pro Forma Cash[4]	($48)
Pro Forma Enterprise Value	**$1,200**

Pro forma ownership at closing[5]



12.0%
NMMC Public Shareholders
81.1%
4.5%
2.4%

Note: Transaction assumes a $50mm PIPE at $10.00, no redemptions by NMMC public shareholders, $30mm cash to the balance sheet, and $120mm cash to existing Corcentric shareholders; Corcentric has a unilateral $150mm minimum cash condition, net of SPAC acquirer fees. The minimum cash condition may be reduced to $125mm net of SPAC acquirer fees with the consent of Corcentric; Figures may not sum due to rounding; (1) Assumes no redemptions by NMMC public shareholders; (2) Illustrative transaction fees and expenses for both SPAC and target; (3) Includes 89.3mm Corcentric shares, 13.2mm NMMC common shares, 5.0mm PIPE shares, and 2.6mm NMMC sponsor shares (excludes 2.1mm NMMC sponsor shares subject to price vesting conditions); Excludes tranches subject to time triggers and early price releases (4) Includes Corcentric existing cash of $18mm and existing debt of $146mm as of 6/30/2021; (5) Assumes $10.00 per share; Excludes the dilutive impact of NMMC public warrants, Corcentric earnout, founder share earnout, and the new, to-be-established equity incentive plan; 4.7mm SPAC sponsor shares are issued and outstanding immediately post Closing, including exchanged warrant shares; Excludes 2.1mm founder shares subject to earnout, vesting ratably at $12.50 per share and $15.00 per share; Excludes tranches subject to time triggers and early price releases corcentric
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34  Peer select trading and operating metrics  FV / CY22E Revenue  FV / CY22E Revenue / CY22E growth  Software and FinTech Median  10.5x FWD year revenue at deal announcement 3  Source: Company materials; FactSet as of 12/3/2021; Renaissance report(1) Adjusted for Divvy acquisition, CY21E revenue adjusted to include full year of revenue from Divvy; (2) AVDX went public on 10/12/2021. Their 2022E revenue is based on estimate from Renaissance research’s initiating coverage. (3) FV / 2021E Revenue at deal announcement  1  CY22E Revenue Growth   27%   57%   23%   24%  19%   26%  CY22E Adj. Gross margin   69%    80%    70%   57%  71%   78%  CY22E Adj. EBITDA margin   28%   (11%)    19%   (12%)  (8%)   7%  2

 Corcentric’s equity story    Large TAM with strong tailwinds in B2B commerce  Unmatched combination of cloud-based software, payments and advisory services  Unique combination of strong revenue growth and profitability  Multiple vectors driving growth and upside  Enterprise and mid-market customer base across diversified industry verticals  Comprehensive, end-to-end suite of source-to-pay and order-to-cash solutions   Proprietary B2B payments network of buyers and suppliers                                                                                          35

   Appendix

 Corcentric financial summary  Source: Company materialsNote: Adj. revenue, Adj. Gross profit and Adj. EBITDA are non-GAAP financial measures; see pages 38 – 40 for a reconciliation to the GAAP equivalent measures(1) Total Adj. revenue does not equal to sum of individual segments due to rounding   1  37

 Revenue reconciliation  ($M)  2019A  2020A  Adjusted revenue  $101  $100  Direct cost of equipment sales  39  71  Net impact of NationaLease contract modification  5  3  GAAP revenue  $145  $175  Note: Figures may not sum due to rounding; (1) Effective January 1, 2021, the management agreement with NationaLease was modified such that consolidation of NationaLease’s financial statements into Corcentric was no longer required. We have presented Adjusted Revenue as if this change had occurred on January 1, 2019 for comparability  38

 Gross profit reconciliation   39  ($M)  2019A  2020A  Adjusted gross profit  $71  $70  Stock-based compensation included in cost of revenues   (0)   (0)  GAAP gross profit, excluding depreciation and amortization   $71   $70  Cost of revenues, excluding depreciation and amortization  $73  $105  GAAP revenue   $145   $175  Note: Figures may not sum due to rounding

 EBITDA reconciliation  Note: Figures may not sum due to rounding. (1) Represents legal, accounting and other professional fees incurred in connection with acquisitions; (2) Represents purchase accounting adjustments and benefits related to a reduction in contingent liabilities in connection with acquisitions; (3) Represents costs associated with special projects, including legal reorganization and brand consolidation, as well as one off charges associated with severance and employer taxes due upon the exercise of stock options  40  ($M)  2019A  2020A  Adjusted EBITDA  $32  $27  Depreciation and amortization   (17)   (19)  Change in fair value of contingent consideration   (2)   -   Net interest expense   (9)   (7)  FX gain/loss   0    (0)  Income tax benefit   1    5   Equity in loss (income) of affiliate   (0)   0   Acquisition related costs1   (3)   (1)  Stock compensation   (1)   (2)  Acquisition related accounting adjustments2   (5)   1   Restructuring and other expenses3   (0)   (2)  GAAP net income (loss) from continuing operations  ($4)  $3

 Condensed income statement  (1) Other expense (income) includes: interest expense, interest income, foreign exchange impact, and impact from taxes   1  ($M)  Year ended Dec 31  Year ended Dec 31  6 months ended Jun 30     2019  2020  2021  Revenue           Payments, software and advisory revenue  $102.8   $101.2   $51.5   Equipment sales  $41.8   $73.4   $23.9   Total revenues  $144.6   $174.7   $75.5           Direct costs of revenues (excluding D&A)           Direct costs of payments, software and advisory revenue  $34.5   $34.1   $17.1   Direct costs of equipment sales  $38.9   $71.0   $22.2   Total direct costs of revenue  $73.4   $105.2   $39.3           Operating income           Research and Development  $1.6   $1.7   $1.2   Sales and marketing  $29.3   $27.1   $13.0   General and administrative  $17.9   $17.8   $14.5   Depreciation and amortization  $16.9   $18.7   $11.7   Other operating expenses  $1.7   -  -  Operating income (loss)  $3.8   $4.4   ($4.2)          Net income           Other expense (income)  $7.5   $1.7   $5.5  Net income (loss)  ($3.8)  $2.8   ($9.6)  41

 Condensed balance sheet     Other assets include: deferred income taxes, rebates, fees, other receivables, and other assetsOther liabilities include: deferred income taxes, rebates payable, and other liabilities   1  2  ($M)  As of Dec 31  As of Dec 31  As of Jun 30     2019  2020  2021  Assets           Cash and cash equivalents  $11.7   $10.7   $17.4   Accounts receivable, net  $195.7   $195.6   $228.6   Inventories, prepaid expenses, and other current assets  $14.4   $19.9   $18.7   Property and equipment, net  $18.0   $22.2   $24.0   Goodwill  $47.2   $114.6   $114.8   Other intangible assets, net  $34.4   $48.8   $43.3   Other assets  $16.4   $15.0   $12.5   Total assets  $337.8   $426.9   $459.2   Liabilities, mezzanine equity and stockholders' equity           Current portion of long-term debt, net  $0.5   $1.3   $0.8   Accounts payable  $117.4   $135.7   $165.5   Accrued expenses and other current liabilities  $35.8   $21.9   $21.8   Long-term debt, net  $117.6   $134.1   $145.7   Other liabilities  $13.3   $7.7   $6.3   Total liabilities  $284.6   $300.6   $338.0   Mezzanine equity:           Redeemable preferred stock   $0.0   $88.2   $98.7   Redeemable common stock   $7.9   $5.4   $5.4   Stockholders' equity:           Total stockholders' equity  $45.2   $32.6   $15.2   Total liabilities, mezzanine equity and stockholders' equity  $337.8   $426.9   $462.6   42

 Condensed statement of cash flows     Includes: gain on sale of assets, bad debt expense, deferred income tax expense, amort. of debt issuance costs, change in fair value of contingent consideration, payment of contingent consideration on acquisitions, equity in loss (income) of affiliate Includes: debt issuance costs, preferred stock issuance costs, proceeds from issuance of preferred stock, repurchases of common stock, proceeds from issuance of common stock, payment of contingent liabilities   1  2  ($M)  Year ended Dec 31  Year ended Dec 31  6 months ended Jun 30     2019  2020  2021  Cash flows from operating activities:           Net income (loss)  ($3.8)  $2.8   ($9.6)  Adjustments to reconcile net income (loss) to net cash flows provided by (used in) operating activities:           Depreciation and amortization  $16.9   $18.7   $11.7   Stock-based compensation  $1.1   $2.2   $2.5   Changes in operating assets and liabilities  $16.3   ($5.6)  ($4.6)  Other  $1.2   $1.3   ($3.3)  Net cash provided by (used in) operating activities  $31.6   $19.4   $3.2   Cash flows from investing activities:           Purchases of property and equipment (including software development)  ($11.5)  ($14.1)  ($7.9)  Proceeds from the sale of property and equipment  $0.1   $0.0   –  Payments for acquisition (net of cash acquired)  ($51.9)  ($79.0)  –  Net cash (used in) investing activities  ($63.3)  ($93.0)  ($7.9)  Cash flows from financing activities:           Proceeds from line of credit  $2,017.3   $1,983.9   $1,016.7   Repayments on line of credit  ($1,978.7)  ($1,996.3)  ($1,004.8)  Proceeds from term loan  –  $19.7   –  Repayment of term loan  ($1.1)  ($1.0)  ($0.7)  Other  ($3.3)  $66.5   ($0.2)  Net cash provided by (used in) financing activities  $34.1   $72.8   $11.0           Net increase (decrease) in cash and cash equivalents  $2,482  ($816)  $6,423  43

 Glossary  Term  Definition  Accounts payable (AP)  Workflows associated with providing payment for goods and services purchased from other companies. AP is a sub-set of the source-to-pay process  Accounts receivable (AR)  Workflows associated with collecting payment from customers for goods and services provided. AR is a sub-set of the order-to-cash process  Enhanced ACH  Automated Clearing House (ACH) electronic funds-transfer system offered with additional capabilities and services that help streamline payment processing for suppliers (i.e. fully integrated remittance data)  Merchant acquiring  Merchant acquiring is the process in which a provider underwrites and enables merchants to accept card payments by acting as a link between merchants, issuers, and payment networks  Order-to-cash (O2C)  Order-to-cash is the comprehensive workflows spanning from the receipt of an order through to the cash application. AR is a subset of the order-to-cash process  Procurement  Procurement is the act of sourcing and obtaining goods or services for business purposes. Procurement is a part of the source-to-pay process  Source-to-pay (S2P)  Source-to-pay is the end-to-end process for obtaining goods and services. S2P includes, among other processes, procurement and accounts payable  Virtual card  Virtual cards are a type of temporary and highly secure digital charge card provided to merchants to enable electronic payments  44

 Glossary – KPI / Financial  Term  Definition  Adjusted EBITDA  Adjusted EBITDA is defined as net profit/(loss) plus depreciation and amortization expenses, income tax expense/(benefit), other expense/(income), stock-based compensation expense, severance costs and acquisition and integration costs and other one time costs  Adjusted EBITDA margin  Adjusted EBITDA margin is defined as adjusted EBITDA divided by adjusted revenue  Adjusted gross profit  Adjusted gross profit is defined as adjusted revenue less total direct costs of revenues excluding depreciation and amortization  Adjusted gross profit margin  Adjusted gross profit margin is defined as adjusted gross profit divided by adjusted revenue  Adjusted revenue  Adjusted revenue is defined as GAAP revenue plus NationaLease1 fee less capital equipment costs and less NationaLease revenue  Dollar-based net retention  Dollar-based net retention expresses the retained revenue from current customers who are up for renewal in the current period as a percentage of revenue from the prior year after accounting for upsell, downsell, and churn  Total whitespace  Total whitespace is calculated by multiplying 2,500 customers by the revenue opportunity for a fully engaged customer and then subtracting 2021E revenue; whitespace includes payments revenue opportunity  Transaction volume  Transaction volume refers to the total value of transactions processed during a specified period  (1) Effective January 1, 2021, the management agreement with NationaLease was modified such that consolidation of NationaLease’s financial statements into Corcentric was no longer required. We have presented Adjusted Revenue as if this change had occurred on January 1, 2019 for comparability  45

 Risk factors  These Risk Factors are being provided to certain sophisticated institutional investors for potential investment in North Mountain Merger Corp. (“NMMC”) in connection with its proposed business combination with Corcentric, Inc. (“Corcentric”, “we”, “us” or “our”) (the “Business Combination”) and pursuant to which the combined company of Corcentric and NMMC will become a publicly traded operating company (“Combined Company” means Corcentric immediately after the Business Combination). Investing in the securities of NMMC (the “Securities”) to be issued in connection with the Business Combination involves a high degree of risk. Investors should carefully consider the risks and uncertainties inherent in an investment in us and in the Securities, including those described below, before subscribing for the Securities. If Corcentric cannot address any of the following risks and uncertainties effectively, or any other risks and difficulties that may arise in the future, Corcentric’s business, financial condition or results of operations could be materially and adversely affected. The risks described below are not the only ones Corcentric faces. Additional risks that Corcentric currently does not know about or that Corcentric currently believes to be immaterial may also impair its business, financial condition or results of operations. You should review the Investor Presentation and perform your own due diligence, prior to making an investment in NMMC.Risks Related to Corcentric’s Business and Industry:If Corcentric's security measures are breached or unauthorized access to customer data is otherwise obtained, Corcentric's platform or products may be perceived as not being secure, customers may reduce the use of or stop using Corcentric's products and platform and Corcentric may incur significant liabilities.Corcentric's quarterly results may fluctuate significantly and may not fully reflect the underlying performance of Corcentric's business.Corcentric's risk management efforts may not be effective to prevent fraudulent activities by its customers, employees or other third parties, which could expose Corcentric to material financial losses and liability and otherwise harm its business.Corcentric facilitates the transfer of customer funds daily, and is subject to the risk of errors, which could result in financial losses, damage to its reputation, or loss of trust in its brand, which would harm its business and financial results.Corcentric's business depends, in part, on Corcentric's partnerships with financial institutions, third party service providers, processing providers and other financial services suppliers. If any of Corcentric's agreements with such financial institutions, third party service providers, processing providers, or financial services providers are terminated, Corcentric could experience service interruptionsIntegrating acquisitions may be time-consuming and create costs that could reduce Corcentric’s net income and cash flows.Payments and other financial services-related regulations and oversight are material to Corcentric's business, and any failure by Corcentric to comply could materially harm its business.Corcentric depends on its senior management team and the loss of its chief executive officer, president and chief operation officer or one or more key employees or an inability to attract and retain highly skilled employees could adversely affect its business.If Corcentric fails to adapt and respond effectively to rapidly changing technology, evolving industry standards, changing regulations and payment methods, demand for product enhancements, new product features, and changing business needs, requirements or preferences, its products may become less competitive.Corcentric is subject to governmental regulation and other legal obligations, particularly those related to privacy, data protection and information security, and its actual or perceived failure to comply with such obligations could harm its business, by resulting in litigation, fines, penalties or adverse publicity and reputational damage that may negatively affect the value of its business and decrease the price of new Corcentric Common Stock. Compliance with such laws could also result in additional costs and liabilities to Corcentric or inhibit sales of its products.  46

 Risk factors (cont’d)  Corcentric uses open source software in its products, and any failure to comply with the terms of one or more of these open source licenses could negatively affect its business or subject it to litigation.Changes to payment card networks fees or rules could harm Corcentric’s business.Corcentric’s customers may fail to pay it in accordance with the terms of their agreements, necessitating claims or litigation by Corcentric to compel payment.Corcentric may require additional capital to support the growth of its business, and this capital might not be available on acceptable terms, if at all.Corcentric will incur increased costs as a result of operating as a public company, and its management will be required to devote substantial time to compliance with its public company responsibilities and corporate governance practices.A limited number of relationships are responsible for a significant portion of Corcentric’s revenue and cash flow. A decrease in sales to these customers could materially harm Corcentric’s business and operating results.Corcentric’s private commerce network solutions, which rely on suppliers to provide discounts on aggregated purchases, compete with those suppliers' efforts to sell directly to customers. As a result, suppliers may limit or terminate their participation in Corcentric’s private commerce network solutions if the prices that they receive for products purchased through its solutions become too low. Corcentric relies on fees and rebates that it receives from its private commerce network solutions suppliers. The failure to maintain contracts with these private commerce network solutions suppliers could adversely affect Corcentric’s business, financial condition and results of operations. Corcentric’s debt obligations, or its incurrence of additional debt obligations, could limit its flexibility in managing its business and could materially and adversely affect its financial performance.Risks Related to the Business Combination:The consummation of the Business Combination is subject to a number of conditions and if those conditions (including stockholder approval and certain regulatory approvals) are not satisfied or waived, the Business Combination may not be completed.If the Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of our securities or, following the consummation of the Business Combination, the Combined Company’s securities, may decline.Following the consummation of the Business Combination, the Combined Company will incur significant increased expenses and administrative burdens as a public company, which could negatively impact its business, financial condition and results of operations.The Combined Company’s failure to timely and effectively implement controls and procedures required by Section 404(a) of the Sarbanes-Oxley Act that will be applicable to it after the Business Combination is consummated could negatively impact its business.The SEC has recently issued guidance on the accounting treatment of warrants. NMMC has accounted for its outstanding public warrants and private placement warrants as a warrant liability and will be required to determine the value of the warrant liability quarterly, which could have a material impact on its financial position and operating results. Such guidance may also require NMMC to restate or revise its financial statements, make a new SEC filing or file amendments to existing filings or amend certain provisions of the warrant agreement.  47

 Risk factors (cont’d)  The NMMC board has not obtained, and may not obtain, a third-party valuation or fairness opinion in determining whether to proceed with the Business Combination.Significant legal actions could subject us to substantial uninsured liabilities.Concentration of ownership among our existing equityholders may prevent new investors from influencing significant corporate decisions.Changes in tax laws may materially adversely affect the Combined Company’s financial condition, results of operations and cash flows.As a result of the Business Combination, the Combined Company’s tax obligations and related filings may become significantly more complex and subject to greater risk of audit or examination by taxing authorities, and outcomes resulting from such audits or examinations could adversely impact the Combined Company’s after-tax profitability and financial results. Additionally, future tax legislative or regulatory changes in any jurisdiction in which the Combined Company will operate or have subsidiaries could result in changes to the taxation of the Combined Company’s income and operations, which could cause the Combined Company’s after-tax profitability to be lower than anticipated.Our ability to successfully effect the Business Combination and the Combined Company’s ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of Corcentric, all of whom we expect to stay with the Combined Company following the Business Combination. The loss of such key personnel could negatively impact the operations and financial results of the combined business.There can be no assurance that the Combined Company’s common stock will be approved for listing on Nasdaq or that the Combined Company will be able to comply with the continued listing standards of Nasdaq.Subsequent to the consummation of the Business Combination, the Combined Company may be required to take write-downs or write-offs, or the Combined Company may be subject to restructuring, impairment or other charges, that could have a significant negative effect on the Combined Company’s financial condition, results of operations and the price of our common stock, which could cause you to lose some or all of your investment.The Combined Company will qualify as an “emerging growth company” within the meaning of the Securities Act, and if it takes advantage of certain exemptions from disclosure requirements available to emerging growth companies, it could make the Combined Company’s securities less attractive to investors and may make it more difficult to compare the Combined Company’s performance to the performance of other public companies. If, following the Business Combination, securities or industry analysts do not publish or cease publishing research or reports about the Combined Company, its business, or its market, or if they change their recommendations regarding the Combined Company’s securities adversely, the price and trading volume of the Combined Company’s securities could decline.  48

   Thank you